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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previously filed registration statements on Form S-3, File Nos. 333-81459 and 333-71423, and the Company's registration statements on Form S-8, File Nos. 33-72852, 33-34250, 33-91714, 333-30099 and 333-53253.


         /s/ Arthur Andersen LLP

         July 7, 1999